                  SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.
                                20549


                           AMENDED FORM 8-K


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Amended Report: February 29, 2000


                        FLOTEK INDUSTRIES, INC.
                        -----------------------
          (Exact name of Registrant as specified in Charter)
          --------------------------------------------------


                            ALBERT, CANADA
                            --------------
                    (State or Other Jurisdiction of
                     Incorporation or Organization)


     Commission file number  1-13270            Employer I.D. #77-0709256


     7030 Empire Central Drive
     Houston, Texas
     (Address of Principal Executive Offices)   80111
                                                (Zip Code)


                                (713) 849-9911
                              (Telephone Number)

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This Amending 8K is submitted in connection with the written resignation of the Auditors, Grant Thornton on or about the 26th day of January, 2000. In accordance with Item 304 of Regulation S-B, the following information is submitted:

Item 1. Grant Thornton, the former Auditor, resigned on or about January 26,
2000.

Item 2. The Auditor's Report on the financial statements for the past two fiscal years of the company (attached and made part hereof), and, except for its "going concern" doubts, there were no adverse opinions, disclaimer of opinion, modification as to uncertainty, audit scope, or accounting principles.

Item 3. The resignation of Grant Thornton was accepted by the Board of Directors at a Special Meeting held at the offices of the company on February 8, 2000. Copy of the resolution is attached hereto.

Item 4. There were no disagreements with Grant Thornton as to the matters set out in Item 304(a)(1)(iv)(A), the only disagreement between company and Grant Thornton being whether or not the company was REQUIRED by Law to spend the money and time on having Grant Thornton audit each quarterly report of the company. An impasse was reached on that point, and Grant Thornton resigned.

        Subsequent to the resignation of Grant Thornton, the auditing firm of Weinstein Spira & Company, 5 Greenway Plaza, Suite 2200, Houston, Texas 77046, Telephone (713) 622-7000, Facsimile (713) 622-9535 was retained by the company, but no accounting or auditing issues transpired or were discussed.

        The former accountant is being faxed this report with a request for letter to the Commission stating whether or not it agrees with the statements made herein, and setting forth any disagreements herein. However, a copy of the letter of resignation of Grant Thornton is attached hereto for reference.

ITEM 5. OTHER EVENTS

        To the knowledge of Registrant, there are no other events, with respect to which information is not otherwise called for by this form, that the Registrant deems of importance to security holders of Registrant.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Registrant by the

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undersigned, duly authorized and empowered officer of the Registrant.


                                       FLOTEK INDUSTRIES, INC.


                                       By: /s/ Jerry D. Dumas, Sr.
                                          ----------------------------------
                                               Jerry D. Dumas, Sr.
                                               President and CEO


Date: February 29, 2000


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                                 [LETTERHEAD]


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
Flotek Industries Inc. and Subsidiaries

     We have audited the consolidated balance sheets of Flotek Industries Inc. and Subsidiaries as of February 28, 1999 and 1998, and the related consolidated statements of operations and comprehensive loss, stockholders' (deficit) equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above, present fairly, in all material respects, the consolidated financial position of Flotek Industries Inc. and Subsidiaries as of February 28, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with generally accepted accounting principles.


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                                 [LETTERHEAD]



     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has experienced recurring operating losses resulting in a stockholders' deficit at February 28, 1999. These factors, and others discussed in Note B, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Grant Thornton LLP

Houston, Texas
April 30, 1999

FLOTEK INDUSTRIES INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Expressed in Canadian dollars - February 28, 1997, February 29, 1996 & February 28, 1995



BOARD OF DIRECTORS AND STOCKHOLDERS, FLOTEK INDUSTRIES INC. AND SUBSIDIARIES



We have audited the consolidated balance sheets of Flotek Industries Inc. and Subsidiaries as of February 28, 1997 and February 29, 1996 and the related consolidated statements of operations and accumulated deficit and changes in financial position for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Flotek Industries Inc. and Subsidiaries for the year ended February 28, 1995 were audited by other auditors whose report dated May 9, 1995, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Flotek Industries Inc. and Subsidiaries as of February 28, 1997 and February 29, 1996, and the results of their operations and their changes in financial position for the years then ended, in conformity with generally accepted accounting principles in Canada.


/s/ Grant Thornton LLP

Houston, Texas
May 1, 1997

                                 [LETTERHEAD]


January 24, 2000


Mr. Jerry Dumas
President
Flotek Industries, Inc.
7030 Empire Central Drive
Houston, Texas 77040

Dear Mr. Dumas:

This is to confirm that the client-auditor relationship between Flotek Industries, Inc. (Commission File No. 1-13270) and Grant Thornton LLP has ceased.

Very truly yours,

/s/ Grant Thornton LLP


cc: Office of the Chief Accountant
    SECPS Letter Files
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549